                                                            Exhibit (g)(I)(1)(b)

                               FORM OF AMENDMENT
                                       TO
                           MASTER CUSTODIAN AGREEMENT

      This amendment (the "Amendment") to Master Custodian Agreement is made as of the 18th day of June, 2007 by and between each Fund listed on Appendix A and Investors Bank & Trust Company ("Bank").

      WHEREAS, the parties hereto have entered into a Master Custodian Agreement (the "Agreement") dated as of June 30, 2005, as amended; and

      WHEREAS, the parties hereto wish to amend Appendix A of the Agreement in order to add ten additional funds as covered parties to the Agreement.

      NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Appendix A. Appendix A of the Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2. Except as modified hereby, the Agreement shall remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

INVESTORS BANK & TRUST COMPANY

By:
     _____________________________
     Name:
     Title:

ECLIPSE FUNDS
ECLIPSE FUNDS INC.
MAINSTAY VP SERIES FUND, INC.
THE MAINSTAY FUNDS
ICAP FUNDS, INC.

By:
     _____________________________
     Name:
     Title:

MCMORGAN FUNDS

By:
     _____________________________
     Name:
     Title:

                                   APPENDIX A
                                     TO THE
                           MASTER CUSTODIAN AGREEMENT
                              (AS OF JUNE 18, 2007)

Fund                             Portfolio
-----------------------------    ------------------------------------------------
THE MAINSTAY FUNDS               Capital Appreciation Fund
                                 Common Stock Fund
                                 Convertible Fund
                                 Diversified Income Fund
                                 Equity Index Fund
                                 Global High Income Fund
                                 Government Fund
                                 High Yield Corporate Bond Fund
                                 International Equity Fund
                                 Large Cap Growth Fund
                                 MAP Fund
                                 Mid Cap Growth Fund
                                 Mid Cap Value Fund
                                 Money Market Fund
                                 Small Cap Growth Fund
                                 Small Cap Value Fund
                                 Tax Free Bond Fund
                                 Total Return Fund
                                 Value Fund
                                 Institutional Bond Fund
                                 Principal Preservation Fund

ECLIPSE FUNDS                    Mid Cap Opportunity Fund
                                 Small Cap Opportunity Fund
                                 Balanced Fund

ECLIPSE FUNDS INC.               130/30 Core Fund
                                 130/30 Growth Fund
                                 130/30 International Fund
                                 Retirement 2010 Fund
                                 Retirement 2020 Fund
                                 Retirement 2030 Fund
                                 Retirement 2040 Fund
                                 Retirement 2050 Fund
                                 All Cap Growth Fund
                                 All Cap Value Fund
                                 Cash Reserves Fund
                                 Conservative Allocation Fund
                                 Floating Rate Fund
                                 Growth Allocation Fund
                                 Growth Equity Fund
                                 Income Manager Fund
                                 Indexed Bond Fund
                                 Intermediate Term Bond Fund

Fund                             Portfolio
-----------------------------    ------------------------------------------------
                                 Large Cap Opportunity Fund (as of July 29, 2005)
                                 Moderate Allocation Fund
                                 Moderate Growth Allocation Fund
                                 S&P 500 Index Fund
                                 Short Term Bond Fund

ICAP FUNDS, INC.                 MainStay ICAP Equity Fund
                                 MainStay ICAP Select Equity Fund
                                 MainStay ICAP International Fund

MAINSTAY VP SERIES FUND, INC.    Balanced Portfolio
                                 ICAP Select Equity Portfolio
                                 Bond Portfolio
                                 Capital Appreciation Portfolio
                                 Cash Management Portfolio
                                 Common Stock Portfolio
                                 Conservative Allocation Portfolio
                                 Convertible Portfolio
                                 Developing Growth Portfolio
                                 Floating Rate Portfolio
                                 Government Portfolio
                                 Growth Allocation Portfolio
                                 High Yield Corporate Bond Portfolio
                                 Income and Growth Portfolio
                                 International Equity Portfolio
                                 Large Cap Growth Portfolio
                                 Mid Cap Core Portfolio
                                 Mid Cap Growth Portfolio
                                 Mid Cap Value Portfolio
                                 Moderate Allocation Portfolio
                                 Moderate Growth Allocation Portfolio
                                 S&P 500 Index Portfolio
                                 Small Cap Growth Portfolio
                                 Total Return Portfolio
                                 Value Portfolio

MCMORGAN FUNDS                   Balanced Fund
                                 Equity Investment Fund
                                 Fixed Income Fund
                                 High Yield Fund
                                 Intermediate Fixed Income Fund
                                 Principal Preservation Fund